United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2008

UNIVEST CORPORATION OF PENNSYLVANIA
(Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14 North Main Street, Souderton, Pennsylvania 18964
(Address of principal executive office)(Zip Code)

Registrant's telephone number, including area code (215) 721-2400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events

On September 16, 2008 the Board of Directors of Univest Corporation of Pennsylvania (the “Company”) issued a press release announcing the following executive management changes.

Kenneth D. Hochstetler was promoted to Senior Executive Vice President of the corporation responsible for overseeing the Wealth Management and Trust Group of Univest National Bank and Trust Co.  Duane J. Brobst was promoted to Executive Vice President and Chief Risk Officer.  John T. Landes was promoted to Executive Vice President and Chief Credit Officer. For additional information, reference is made to the Company’s press release, dated September 16, 2008, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description of Document
99.1	Press release issued by Univest Corporation of Pennsylvania on September 16, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Corporation of Pennsylvania

By:	/s/ Jeffrey M. Schweitzer
Name:	Jeffrey M. Schweitzer
Title:	Executive Vice President and Chief Financial Officer

September 16, 2008